NICHOLAS MONEY MARKET FUND, INC.


                                       February 29, 1996



Report to Shareholders:

      Money market fund yields remained relatively stable during 1995 after significant increases in 1994. During the first half of 1995, yields continued to rise as a result of the Federal Reserve's (Fed) inflation fighting efforts. The Fed raised a key interest rate, the federal funds rate, in early February by .25% to 6.00%. This move had a direct impact on short-term rates. However, early in the second half of the year, short-term rates declined as the Fed reduced the federal funds rate by .25% to 5.75% in an attempt to revive the economy. Rates remained reasonably flat until late December when the Fed again reduced the federal funds rate by .25% to 5.50%, stating that inflation had been somewhat lower then anticipated.

      Nicholas Money Market Fund's weighted average maturity at year-end was 21 days. The Fund's investments continue to be high quality, short-term corporate obligations, mainly commercial paper. Management's commitment to low operating costs helps to enhance the yield to investors.

                              Yields As Of    Yields As Of
                               12/31/94         12/31/95
                              ------------    ------------
          Current 7-Day*         5.55%           5.39%
          Effective 7-Day*       5.71%           5.53%
          Current one year       3.84%           5.50%
          Effective one year     3.90%           5.64%

*The  current yield represents the annualized net investment income per share for the stated time periods.  The effective
yield   assumes  compounding.   All  performance   data   is
historical and does not represent future results.

      Subsequent to year-end the Fed voted to cut the target for federal funds rate to 5.25% in their continued attempt to stimulate the economy while holding down inflation.

      Management would like to thank our shareholders for their continued support.

                              Sincerely,


                              /s/ Albert O. Nicholas

                              Albert O. Nicholas
                              President

STATEMENT OF NET ASSETS
December 31, 1995

                                                                        YIELD TO       AMORTIZED
 PRINCIPAL                                                MATURITY      MATURITY         COST
   AMOUNT                                                   DATE      (NOTE 1 (B))   (NOTE 1 (A))
-----------                                               ---------   ------------   ------------
COMMERCIAL PAPER - 87.9%
$2,000,000 Bear Stearns Companies Inc. (The)               01/02/96      5.86%        $ 2,000,000
 2,425,000 CS First Boston Inc.                            01/03/96      5.89%          2,424,611
 1,700,000 Rexam plc                                       01/03/96      5.91%          1,699,726
 2,744,000 LOCAP, Inc.                                     01/04/96      6.02%          2,743,100
 2,000,000 Rexam plc                                       01/04/96      5.91%          1,999,355
 3,775,000 Chrysler Financial Corporation                  01/05/96      5.87%          3,773,191
 1,775,000 Mosinee Paper Corporation                       01/05/96      6.03%          1,774,127
 1,925,000 Rexam plc                                       01/05/96      5.94%          1,924,065
 2,875,000 Fleetwood Credit Corporation                    01/08/96      5.89%          2,872,245
 2,525,000 Fleetwood Credit Corporation                    01/08/96      5.90%          2,522,572
 1,600,000 American Honda Finance Corporation              01/09/96      5.90%          1,598,205
 1,625,000 Mosinee Paper Corporation                       01/09/96      6.07%          1,623,120
 2,725,000 CS First Boston Inc.                            01/10/96      5.89%          2,721,512
 3,575,000 American Honda Finance Corporation              01/11/96      5.90%          3,569,843
 2,650,000 Ford Motor Credit Company                       01/12/96      5.87%          2,645,767
 2,900,000 Sears Roebuck Acceptance Corporation            01/12/96      5.87%          2,895,368
 2,900,000 Dresser Industries, Inc.                        01/16/96      5.86%          2,893,515
 3,400,000 Marshall & Ilsley Corporation                   01/16/96      5.87%          3,392,397
 1,825,000 Chrysler Financial Corporation                  01/17/96      5.93%          1,820,582
 2,000,000 Dover Corp.                                     01/17/96      5.85%          1,995,217
 2,500,000 Dresser Industries Inc.                         01/18/96      5.84%          2,493,644
 3,600,000 Newell Co.                                      01/18/96      5.91%          3,590,720
 2,200,000 Mosinee Paper Corporation                       01/19/96      6.07%          2,193,819
 1,900,000 Deere (John) Capital Corporation                01/22/96      5.87%          1,893,931
 2,150,000 Dover Corp.                                     01/23/96      6.00%          2,142,625
 3,075,000 General Electric Capital Corporation            01/24/96      5.91%          3,064,101
 2,050,000 General Electric Capital Corporation            01/25/96      5.75%          2,042,613
 2,275,000 Sears Roebuck Acceptance Corporation            01/26/96      5.92%          2,266,203
 2,150,000 Ford Motor Credit Company                       01/29/96      5.73%          2,140,938
 2,625,000 Weyerhauser Real Estate Company                 01/30/96      5.85%          2,613,322
 2,500,000 American General Capital Services, Inc.         01/31/96      5.88%          2,488,400
 1,500,000 Mosinee Paper Corporation                       02/01/96      5.97%          1,492,688
 2,125,000 Deere & Company                                 02/02/96      5.66%          2,114,844
 1,500,000 General Signal Corporation                      02/05/96      5.91%          1,491,826
 1,125,000 Whirlpool Financial Corp.                       02/06/96      5.82%          1,118,766
 4,450,000 Frontier Corporation                            02/09/96      5.90%          4,422,991
 2,000,000 Newell Co.                                      02/12/96      5.89%          1,986,903
 4,160,000 General Signal Corporation                      02/13/96      5.78%          4,132,579
 3,225,000 Whirlpool Financial Corp.                       02/13/96      5.84%          3,203,554
 2,600,000 Torchmark Corporation                           03/27/96      5.76%          2,565,622
                                                                                       ----------
               TOTAL COMMERCIAL PAPER                                                  98,348,611
                                                                                       ----------

The accompanying notes to financial statements are an integral part of this statement.

December 31, 1995

                                                                        YIELD TO        AMORTIZED
 PRINCIPAL                                                MATURITY      MATURITY          COST
   AMOUNT                                                   DATE      (NOTE 1 (B))    (NOTE 1 (A))
-----------                                               ---------   ------------   ------------
VARIABLE RATE SECURITIES _ 12.5%
 $5,000,000   Danaher Corporation *                        01/09/96      6.15%        $ 5,000,000
        558   Pitney Bowes Credit Corporation *            01/04/96      5.63%                558
     11,622   Southwestern Bell Telephone Company *        01/04/96      5.87%             11,622
  4,000,000   General Motors Acceptance Corporation
               Medium Term Notes                           01/03/96      5.59%          4,000,304
  5,000,000   Anchor National Life Funding Agreement**     01/02/96      6.26%          5,000,000
                                                                                      -----------
                  TOTAL VARIABLE RATE SECURITIES                                       14,012,484
                                                                                      -----------
                  TOTAL INVESTMENTS                                                   112,361,095
                                                                                      -----------
                  LIABILITIES, NET OF CASH AND RECEIVABLES (0.4%)                        (522,884)
                                                                                      -----------
                  TOTAL NET ASSETS (Basis of percentages
                   disclosed above)                                                  $111,838,211
                                                                                      -----------
                                                                                      -----------
                  NET ASSET VALUE PER SHARE ($.0001 par value,
                   3,000,000,000 shares authorized), offering
                   price and redemption price ($111,838,211
                   divided by 111,838,211 shares outstanding)                               $1.00
                                                                                            -----
                                                                                            -----

 *   These securities are subject to a demand feature
      as defined by the Securities and Exchange Commission.
**   Not readily marketable for a 90 day period.


The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the year ended December 31, 1995

INCOME:
     Interest                                           $6,651,885
                                                        ----------
EXPENSES:
     Management fee (Note 2)                               330,975
     Transfer agent fees                                    93,405
     Registration fees                                      41,916
     Legal fees                                             29,368
     Postage                                                20,573
     Custodian fees                                         17,069
     Audit and tax consulting fees                          13,775
     Directors' fees                                         8,250
     Printing                                                6,902
     Telephone                                               2,520
     Insurance                                               1,400
     Pricing service fees                                    1,155
     Other operating expenses                                  861
                                                        ----------
                                                           568,169
                                                        ----------
                  Net investment income                 $6,083,716
                                                        ----------
                                                        ----------

The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1995 and 1994

                                                        1995             1994
                                                   --------------   -------------
OPERATIONS:
     Net investment income                           $  6,083,716    $  4,714,571
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income
      ($0.055 and $0.038 per share, respectively)      (6,083,716)     (4,714,571)
                                                       ----------      ----------
            Increase in net assets from
             investment activities                             _               _
                                                       ----------      ----------
CAPITAL SHARE TRANSACTIONS (all at $1.00 per share):
     Proceeds from shares issued                      125,452,082     116,899,460
     Net asset value of shares issued in
      distributions from net investment income          5,909,339       3,993,882
     Cost of shares redeemed                         (137,608,434)   (125,349,299)
                                                     ------------    ------------
                    Decrease in net assets derived
                    from capital share transactions    (6,247,013)     (4,455,957)
                                                     ------------    ------------
            Total decrease in net assets               (6,247,013)     (4,455,957)
                                                     ------------    ------------
NET ASSETS, at the beginning of the year              118,085,224     122,541,181
                                                     ------------    ------------
NET ASSETS, at the end of the year                   $111,838,211    $118,085,224
                                                     ------------    ------------
                                                     ------------    ------------

The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

                                                      Year ended December 31,
                            _____________________________________________________________________
                            1995     1994     1993     1992     1991     1990     1989     1988**
                            ____     ____     ____     ____     ____     ____     ____     ____
NET ASSET VALUE,
 BEGINNING OF YEAR         $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
   INCOME FROM
    INVESTMENT OPERATIONS:
   Net investment income    .055     .038     .027     .033     .056     .078     .086     .038
                           -----    -----    -----    -----    -----    -----    -----    -----
     LESS DISTRIBUTIONS:
     Dividends (from net
      investment income)  (.055)   (.038)   (.027)   (.033)   (.056)   (.078)   (.086)   (.038)
                           -----    -----    -----    -----    -----    -----    -----    -----
NET ASSET VALUE,           $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                           -----    -----    -----    -----    -----    -----    -----    -----
                           -----    -----    -----    -----    -----    -----    -----    -----

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (millions)               $111.8   $118.1   $122.5   $138.7   $147.0   $143.9    $90.0    $29.0
Ratio of expenses to
 average net assets         .51%     .53%     .54%     .54%     .52%     .53%     .72%     .73%*
Ratio of net investment income
 to average net assets     5.50%    3.83%    2.67%    3.30%    5.61%    7.84%    8.60%    7.57%*

 *   Annualized
**   For the period from July 1, 1988 (date of initial
public offering) through December 31, 1988.

The accompanying notes to financial statements are an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -

     The Nicholas Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment company. The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The following is a summary of significant accounting policies followed by the Fund.

     (a) Securities held by the Fund, which are purchased at a discount or premium, are valued on the basis of amortized cost, done on a straight line method which is not materially different than the level yield method. Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates. Variable rate instruments purchased at par are valued at cost. Investment transactions are accounted for on the trade date.

     (b) Yield to maturity is calculated at date of purchase for commercial paper. For variable rate securities, the yield to maturity is calculated based on the next interest reset date.

     (c) The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases investments which have maturities of 397 days or less. As of December 31, 1995, the
           Fund's  dollar-weighted   average       portfolio
           maturity was 21 days. Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

     (d) It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

(2)  INVESTMENT ADVISER AND MANAGEMENT AGREEMENT -

     The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser at an annual rate of .30 of 1% of the daily average net asset value of the Fund. The adviser will reimburse the Fund if total operating expenses (other than the management fee) incurred by the Fund exceed .50 of 1% of the average net assets for the year. At December 31, 1995, the Fund owed Nicholas Company, Inc. $29,374 for advisory services.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Nicholas Money Market Fund, Inc.:

     We have audited the accompanying statement of net assets of NICHOLAS MONEY MARKET FUND, INC. (a Maryland corporation), as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Money Market Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 1995 and 1994, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



                                   ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
January 16, 1996.

Officers and Directors
ALBERT O. NICHOLAS
President, Treasurer and Director

FREDERICK F. HANSEN
Director

JAY H. ROBERTSON
Director

MELVIN L. SCHULTZ
Director

DAVID L. JOHNSON
Executive Vice President

THOMAS J. SAEGER
Executive Vice President and Secretary

JEFFREY T. MAY
Senior Vice President

DAVID O. NICHOLAS
Vice President

LYNN S. NICHOLAS
Vice President

KATHLEEN A. EVANS
Vice President

CANDACE L. LESAK
Vice President

Custodian and Transfer Agent
FIRSTAR TRUST COMPANY
Milwaukee
(414) 276-0535

Counsel
MICHAEL, BEST & FRIEDRICH
Milwaukee

Auditors
ARTHUR ANDERSEN LLP
Milwaukee




This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ANNUAL REPORT





NICHOLAS
MONEY MARKET FUND,
INC.


700 North
Water Street
Milwaukee,
Wisconsin 53202


December 31, 1995